UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 6, 2004

                             PLUMTREE SOFTWARE, INC.
               (Exact Name of Registrant as specified in charter)

                       Commission File Number 001-31344

               Delaware                                 94-3249110
   (State or other jurisdiction of           (I.R.S. Employer Identification
            incorporation)                               Number)

          500 Sansome Street                              94111
      San Francisco, California                         (Zip Code)
   (Address of principal executive
               offices)

           Registrant's telephone number, including area code: (415) 263-8900 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               TABLE OF CONTENTS
                               ------------------

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------
Item 9.01. Financial Statements and Exhibits.
---------------------------------------------
SIGNATURES
----------
EXHIBIT INDEX
-------------
EXHIBIT 99.1
------------

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


           Information Provided Under Item 2.02 of Form 8-K


           On October 6, 2004, Plumtree Software, Inc. (the "Company") issued a press release announcing preliminary results for the fiscal quarter ended September 30, 2004. The full text of this press release is set forth in Exhibit
99.1 hereto. Pursuant to this General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead "furnished" pursuant to that instruction.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number
-------------------------------------------------------------------
99.1 Plumtree Software, Inc. press release dated October 6, 2004, announcing preliminary results for the fiscal quarter ended
      September 30, 2004

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           PLUMTREE SOFTWARE, INC.

Dated: October 6, 2004                     By:       /s/ John Kunze
                                                     ------------------------
                                                     John Kunze
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number
----------
99.1     Plumtree Software, Inc. press release dated October 6,
         2004, announcing preliminary results for the fiscal quarter ended September 30, 2004